Prospectus Supplement
John Hancock Strategic Series
John Hancock Income Fund (the fund)
Supplement dated January 29, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective January 26, 2026 (the Effective Date), Kelly Lim, CFA, was added as an associate portfolio manager of the fund. David A. Bees, CFA, Christopher M. Chapman, CFA, Thomas C. Goggins, Brad Lutz, CFA, Kisoo Park, and Christopher Smith, CFA, CAIA continue as portfolio managers of the fund, and together with Kelly Lim are jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date, the following information was added under the heading “Portfolio management”:
Kelly Lim, CFA
Associate Portfolio Manager
Managed the fund since 2026
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
Manulife, Manulife Investments, Stylized M Design, and Manulife Investments & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and John Hancock, and the Stylized John Hancock Design are trademarks of John Hancock Life Insurance Company (U.S.A.). Each are used by it and by its affiliates under license.